Sound Point Meridian Capital, Inc.	Schedule of Investments
June 30, 2026 (Unaudited)

Issuer(1)(2)(3)(4)(5)	ACQUISITION DATE(6)	PRINCIPAL AMOUNT/ SHARES	Cost	Fair Value(7)
Collateralized Loan Obligations - Debt(8)(9)
Structured Finance - Debt
Ares LXVIII CLO, Ltd.
Secured Note - Class F, (3 Month SOFR + 10.08%, due 04/25/2035)	6/13/2024	$51,000	$51,271	$51,003
KKR CLO 40, Ltd.
Secured Note - Class ER, (3 Month SOFR + 7.25%, due 10/20/2034)	6/13/2024	1,397,000	1,395,837	1,242,115
Total Collateralized Loan Obligations - Debt - (0.62%)			$1,447,108	$1,293,118

Collateralized Loan Obligations - Equity(9)(10)
Structured Finance - Equity
AB BSL CLO 4, Ltd.
Subordinated Note (effective yield 24.24%, maturity 4/20/2038)	4/28/2026	550,000	321,146	310,860
AB BSL CLO 5, Ltd.
Subordinated Note (effective yield 13.19%, maturity 1/20/2038)	11/18/2024	1,786,080	1,503,779	1,074,417
AB BSL CLO 6, Ltd.
Subordinated Note (effective yield 15.93%, maturity 7/20/2037)(11)	5/19/2025	8,939,870	7,762,266	7,453,002
AGL CLO 24, Ltd.
Subordinated Note (effective yield 7.27%, maturity 7/25/2036)(11)	6/13/2024	11,216,400	9,922,536	5,665,418
AGL CLO 28, Ltd.
Subordinated Note (effective yield 0.00%, maturity 1/21/2037)(11)	6/13/2024	17,771,250	3,830,762	124,399
AGL CLO 30, Ltd.
Subordinated Note (effective yield 1.87%, maturity 4/21/2037)(11)	6/13/2024	70,000	195,900	119,589
AGL CLO 33, Ltd.
Subordinated Note (effective yield 2.97%, maturity 7/21/2029)(11)	7/5/2024	19,600,000	15,389,326	9,422,431
Anchorage Capital CLO 16, Ltd.
Subordinated Note (effective yield 11.35%, maturity 1/19/2035)	6/13/2024	2,023,100	900,934	679,842
Anchorage Capital CLO 18, Ltd.
Subordinated Note (effective yield 0.00%, maturity 4/15/2034)	6/13/2024	1,800,000	655,094	167,976
Anchorage Capital CLO 24, Ltd.
Subordinated Note (effective yield 11.41%, maturity 4/15/2034)	6/13/2024	23,490,000	9,992,514	6,040,218
Apidos CLO XXXIII
Subordinated Note (effective yield 21.00%, maturity 10/24/2034)	6/2/2026	3,600,000	1,460,850	1,388,891
Ares Loan Funding V, Ltd.
Subordinated Note (effective yield 6.13%, maturity 7/25/2037)	6/13/2024	2,677,500	1,906,073	1,200,618
Bain Capital Credit CLO 2019-4, Ltd.
Subordinated Note (effective yield 0.00%, maturity 4/23/2035)	6/13/2024	300,000	137,697	50,334
Bain Capital Credit CLO 2023-1, Ltd.
Subordinated Note (effective yield 10.22%, maturity 4/16/2036)	7/16/2024	12,579,000	8,301,760	5,038,644
Bain Capital Credit CLO 2023-2, Ltd.
Subordinated Note (effective yield 8.56%, maturity 7/18/2036)	6/14/2024	3,690,000	2,559,337	1,825,775
Bain Capital Credit CLO 2023-4, Ltd.
Subordinated Note (effective yield 9.55%, maturity 10/21/2036)	6/13/2024	8,216,975	5,540,771	4,126,154
Balboa Bay Loan Funding 2025-2, Ltd.
Subordinated Note (effective yield 7.80%, maturity 1/20/2039)(11)	11/21/2025	4,996,200	4,476,940	4,051,446
Ballyrock CLO 23, Ltd.
Subordinated Note (effective yield 11.40%, maturity 4/25/2036)	6/13/2024	3,100,000	2,328,998	1,623,036
Ballyrock CLO 27, Ltd.
Subordinated Note (effective yield 19.82%, maturity 10/25/2037)	4/29/2026	385,000	217,308	212,774
BBAM US CLO I, Ltd.
Subordinated Note (effective yield 15.16%, maturity 3/30/2038)	1/13/2026	1,440,000	847,155	764,683
BBAM US CLO III, Ltd.
Subordinated Note (effective yield 11.38%, maturity 10/15/2038)	10/29/2025	6,750,000	5,086,494	4,246,492
BBAM US CLO V, Ltd.
Subordinated Note (effective yield 20.12%, maturity 7/25/2038)	5/1/2026	2,886,400	1,917,097	1,772,047
Benefit Street Partners CLO IX, Ltd.
Preferred Shares (effective yield 12.15%, maturity 7/25/2025)	6/6/2025	2,250	2,133,898	1,506,487

Sound Point Meridian Capital, Inc.	Schedule of Investments
June 30, 2026 (Unaudited)

Issuer(1)(2)(3)(4)(5)	ACQUISITION DATE(6)	PRINCIPAL AMOUNT/ SHARES	Cost	Fair Value(7)
Collateralized Loan Obligations - Equity(9)(10)(Continued)
Structured Finance - Equity (Continued)
Benefit Street Partners CLO XV, Ltd.
Subordinated Note (effective yield 12.88%, maturity 7/18/2031)	4/24/2025	$6,566,327	$3,391,633	$2,200,704
Benefit Street Partners CLO XLIII, Ltd.
Subordinated Note (effective yield 7.43%, maturity 10/20/2038)	8/20/2025	3,610,000	3,477,642	2,542,379
Benefit Street Partners CLO XXVII, Ltd.
Subordinated Note (effective yield 13.49%, maturity 10/20/2037)	9/11/2025	7,080,500	7,082,033	5,291,612
Benefit Street Partners CLO XXXII, Ltd.
Subordinated Note (effective yield 14.67%, maturity 10/25/2036)(12)	6/13/2024	19,608,000	16,139,313	15,021,100
Benefit Street Partners CLO XXXIV, Ltd.
Subordinated Note (effective yield 7.23%, maturity 7/25/2037)	6/13/2024	13,841,800	12,128,506	8,111,849
Benefit Street Partners CLO XXXVIII, Ltd.
Subordinated Note (effective yield 18.30%, maturity 1/25/2038)	4/30/2026	2,585,000	1,781,690	1,761,833
Birch Grove CLO 4, Ltd.
Subordinated Note (effective yield 2.40%, maturity 4/15/2034)	7/2/2024	8,600,000	7,465,100	4,006,654
Birch Grove CLO 9, Ltd.
Subordinated Note (effective yield 5.78%, maturity 10/22/2037)	7/18/2024	6,090,000	6,136,419	4,032,798
Carlyle US CLO 2019-2, Ltd.
Subordinated Note (effective yield 15.96%, maturity 10/15/2037)	1/15/2026	6,966,000	3,387,497	2,494,246
Carlyle US CLO 2022-4, Ltd.
Subordinated Note (effective yield 10.03%, maturity 7/25/2034)	6/13/2024	12,241,800	11,133,980	8,092,442
Carlyle US CLO 2022-6, Ltd.
Subordinated Note (effective yield 10.05%, maturity 10/25/2036)(11)	6/13/2024	5,945,940	5,254,778	3,775,174
Carlyle US CLO 2023-1, Ltd.
Subordinated Note (effective yield 12.12%, maturity 7/20/2035)	6/13/2024	5,384,375	4,131,647	2,708,502
Carlyle US CLO 2023-5, Ltd.
Subordinated Note (effective yield 0.00%, maturity 1/27/2036)	6/13/2024	8,085,225	558,629	255,089
Carlyle US CLO 2024-5, Ltd.
Subordinated Note (effective yield 10.18%, maturity 10/25/2036)(12)	9/26/2024	20,966,850	18,208,241	12,146,306
CIFC Funding 2014-V, Ltd.
Subordinated Note (effective yield 9.02%, maturity 7/17/2037)	7/24/2025	16,537,600	6,853,600	3,773,384
CIFC Funding 2017-I, Ltd.
Subordinated Note (effective yield 15.16%, maturity 4/21/2037)	5/14/2025	10,168,153	3,714,029	3,330,680
CIFC Funding 2017-V, Ltd.
Subordinated Note (effective yield 11.64%, maturity 7/17/2037)	7/8/2025	3,025,000	1,162,931	833,297
CIFC Funding 2018-IV, Ltd.
Subordinated Note (effective yield 17.14%, maturity 10/17/2031)	4/23/2026	651,000	186,313	173,621
CIFC Funding 2018-V, Ltd.
Subordinated Note (effective yield 11.21%, maturity 7/15/2038)	7/21/2025	800,000	415,287	279,920
CIFC Funding 2019-VI, Ltd.
Subordinated Note (effective yield 24.56%, maturity 7/16/2037)	5/7/2026	1,200,000	590,109	571,464
Danby Park CLO, Ltd.
Subordinated Note (effective yield 5.21%, maturity 10/21/2035)(11)	6/13/2024	117,500	494,879	229,728
Dryden 76 CLO, Ltd.
Subordinated Note (effective yield 14.71%, maturity 10/15/2054)	8/8/2025	14,368,180	4,824,637	3,655,265
Dryden 83 CLO, Ltd.
Subordinated Note (effective yield 18.28%, maturity 4/18/2037)	5/6/2025	9,563,559	3,562,964	3,108,157
Dryden 87 CLO, Ltd.
Subordinated Note (effective yield 14.72%, maturity 5/20/2034)	6/17/2024	4,247,100	2,000,087	1,317,111
Dryden 93 CLO, Ltd.
Subordinated Note (effective yield 15.54%, maturity 1/15/2038)	6/12/2025	318,000	123,006	82,613
Dryden 102 CLO, Ltd.
Subordinated Note (effective yield 13.56%, maturity 10/15/2036)	2/7/2025	15,246,000	11,465,633	9,007,032
Dryden 107 CLO, Ltd.
Subordinated Note (effective yield 11.81%, maturity 8/15/2035)(11)	6/13/2024	11,345,200	9,084,954	6,953,612

Sound Point Meridian Capital, Inc.	Schedule of Investments
June 30, 2026 (Unaudited)

Issuer(1)(2)(3)(4)(5)	ACQUISITION DATE(6)	PRINCIPAL AMOUNT/ SHARES	Cost	Fair Value(7)
Collateralized Loan Obligations - Equity(9)(10)(Continued)
Structured Finance - Equity (Continued)
Dryden 113 CLO, Ltd.
Income Note (effective yield 14.76%, maturity 10/15/2037)	5/14/2025	$578,825	$412,698	$326,689
Dryden 119 CLO, Ltd.
Subordinated Note (effective yield 12.82%, maturity 4/15/2036)	6/13/2024	5,468,000	4,376,705	3,253,460
Eaton Vance CLO 2019-1, Ltd.
Subordinated Note (effective yield 1.63%, maturity 4/15/2031)(11)	6/13/2024	100,000	579,862	439,874
Elmwood CLO 19, Ltd.
Subordinated Note (effective yield 16.90%, maturity 10/17/2038)	6/3/2026	4,080,000	2,032,118	1,968,600
Galaxy 36 CLO, Ltd.
Subordinated Note (effective yield 11.21%, maturity 10/15/2038)(11)	10/27/2025	3,600,000	3,275,966	2,810,026
Green Lakes Park CLO LLC
Subordinated Note (effective yield 15.51%, maturity 10/25/2033)	6/13/2024	2,021,760	1,138,414	925,885
Kennedy Lewis CLO 3, Ltd.
Subordinated Note (effective yield 7.78%, maturity 10/20/2029)	6/13/2024	2,422,500	1,252,812	708,872
Kennedy Lewis CLO 6, Ltd.
Subordinated Note (effective yield 9.60%, maturity 1/22/2035)	6/13/2024	1,300,000	826,972	484,549
Kennedy Lewis CLO 9, Ltd.
Subordinated Note (effective yield 9.21%, maturity 10/20/2034)	6/13/2024	5,160,000	3,575,660	2,049,036
Kennedy Lewis CLO 12, Ltd.
Subordinated Note (effective yield 14.05%, maturity 7/20/2036)	6/13/2024	750,000	541,634	368,625
KKR CLO 40, Ltd.
Subordinated Note (effective yield 0.00%, maturity 10/20/2034)	6/13/2024	9,394,000	4,527,568	1,164,548
KKR CLO 44, Ltd.
Subordinated Note (effective yield 12.13%, maturity 1/20/2036)	6/13/2024	10,809,375	7,741,435	5,006,254
KKR CLO 47, Ltd.
Subordinated Note (effective yield 9.55%, maturity 1/15/2038)	11/1/2024	3,567,500	3,043,218	2,059,661
KKR CLO 48, Ltd.
Subordinated Note (effective yield 6.81%, maturity 10/20/2036)	6/13/2024	5,630,625	4,190,545	2,612,160
Lewey Park CLO, Ltd.
Subordinated Note (effective yield 12.04%, maturity 10/20/2037)(11)(12)	9/27/2024	31,162,500	25,759,476	18,432,002
Lodi Park CLO, Ltd.
Subordinated Note (effective yield 7.35%, maturity 7/21/2037)(11)	6/13/2024	92,500	75,806	239,096
Morgan Stanley Eaton Vance CLO 2022-17A, Ltd.
Subordinated Note (effective yield 7.30%, maturity 7/20/2035)(11)	6/13/2024	15,810,000	10,759,537	5,788,341
Morgan Stanley Eaton Vance CLO 2022-18, Ltd.
Subordinated Note (effective yield 10.94%, maturity 10/20/2035)(11)	6/13/2024	5,951,000	4,237,825	2,580,575
Neuberger Berman Loan Advisers CLO 43, Ltd.
Subordinated Note (effective yield 7.35%, maturity 7/17/2035)	6/13/2024	3,250,000	1,734,903	1,176,370
Neuberger Berman Loan Advisers CLO 54, Ltd.
Subordinated Note (effective yield 6.32%, maturity 4/23/2038)	6/13/2024	3,981,600	3,220,343	2,112,597
Neuberger Berman Loan Advisers CLO 55, Ltd.
Subordinated Note (effective yield 8.57%, maturity 4/22/2038)	6/13/2024	1,173,200	941,258	675,693
Neuberger Berman Loan Advisers CLO 57, Ltd.
Subordinated Note (effective yield 10.37%, maturity 10/24/2038)	9/18/2024	7,527,000	6,366,489	4,516,200
OCP CLO 2020-20, Ltd.
Subordinated Note (effective yield 2.60%, maturity 4/18/2037)	8/31/2025	2,000,000	1,500,504	940,780
OCP CLO 2021-22, Ltd.
Subordinated Note (effective yield 9.42%, maturity 12/2/2034)	6/13/2024	4,632,457	3,003,624	1,997,423
OCP CLO 2022-24, Ltd.
Subordinated Note (effective yield 9.12%, maturity 7/20/2035)	6/13/2024	9,938,088	6,369,666	4,390,747
OCP CLO 2023-28, Ltd.
Subordinated Note (effective yield 8.47%, maturity 7/16/2036)(11)	6/13/2024	690,000	606,013	472,368
OCP CLO 2023-30, Ltd.
Subordinated Note (effective yield 15.34%, maturity 1/24/2039)	5/20/2026	5,002,560	3,249,986	3,111,492

Sound Point Meridian Capital, Inc.	Schedule of Investments
June 30, 2026 (Unaudited)

Issuer(1)(2)(3)(4)(5)	ACQUISITION DATE(6)	PRINCIPAL AMOUNT/ SHARES	Cost	Fair Value(7)
Collateralized Loan Obligations - Equity(9)(10)(Continued)
Structured Finance - Equity (Continued)
OCP CLO 2024-32, Ltd.
Subordinated Note (effective yield 13.27%, maturity 4/23/2037)	1/12/2026	$5,315,310	$3,418,295	$3,027,760
OCP CLO 2024-35, Ltd.
Subordinated Note (effective yield 5.55%, maturity 10/25/2037)(12)	8/20/2024	29,749,650	26,510,337	16,740,426
OCP CLO 2025-40, Ltd.
Subordinated Note (effective yield 8.41%, maturity 4/16/2038)(12)	2/12/2025	16,712,800	14,298,387	11,559,073
Palmer Square CLO 2024-1, Ltd.
Subordinated Note (effective yield 7.36%, maturity 4/15/2037)	7/23/2025	3,200,000	2,650,002	1,977,216
Palmer Square CLO 2024-3, Ltd.
Subordinated Note (effective yield 18.02%, maturity 7/20/2037)	5/13/2026	636,000	379,730	381,409
Park Blue CLO 2022-1, Ltd.
Subordinated Note (effective yield 6.92%, maturity 10/20/2037)	1/30/2025	13,775,000	9,003,782	4,650,992
Park Blue CLO 2024-VI, Ltd.
Subordinated Note (effective yield 11.88%, maturity 1/25/2038)(12)	12/16/2024	18,321,225	15,513,909	11,051,363
Park Blue CLO 2025-VII, Ltd.
Subordinated Note (effective yield 12.32%, maturity 4/25/2038)	3/5/2025	13,076,910	11,602,887	9,676,914
RAD CLO 24, Ltd.
Subordinated Note (effective yield 2.09%, maturity 7/20/2037)	6/13/2024	1,450,575	1,171,180	597,317
RAD CLO 26, Ltd.
Subordinated Note (effective yield 6.59%, maturity 10/20/2037)(11)	8/7/2024	14,676,900	12,380,640	6,813,918
Regatta XIII Funding, Ltd.
Subordinated Note (effective yield 0.00%, maturity 7/15/2031)	7/25/2025	20,210,000	80,840	80,840
Regatta XIX Funding, Ltd.
Subordinated Note (effective yield 21.31%, maturity 4/20/2035)	5/20/2026	1,015,200	509,455	488,940
Regatta XXI Funding, Ltd.
Subordinated Note (effective yield 10.18%, maturity 10/20/2034)	6/13/2024	2,193,000	1,453,437	834,108
Regatta XXVII Funding, Ltd.
Subordinated Note (effective yield 13.40%, maturity 7/26/2039)	9/16/2025	741,180	468,640	362,808
Regatta XXVIII Funding, Ltd.
Subordinated Note (effective yield 8.61%, maturity 4/25/2037)(11)	6/13/2024	2,945,380	2,150,179	1,371,494
Regatta XXX Funding, Ltd.
Subordinated Note (effective yield 7.25%, maturity 1/25/2038)(11)	11/25/2024	8,685,300	7,242,619	4,780,476
Regatta XXXI Funding, Ltd.
Subordinated Note (effective yield 22.37%, maturity 3/25/2038)	6/3/2026	4,320,826	2,951,502	2,911,373
Regatta XXXV Funding, Ltd.
Subordinated Note (effective yield 8.81%, maturity 10/15/2038)(11)	8/15/2025	12,200,000	11,124,357	7,895,854
Riverbank Park CLO, Ltd.
Subordinated Note (effective yield 5.80%, maturity 1/25/2038)(11)	12/18/2024	3,052,500	2,632,480	1,790,732
Rockford Tower CLO 2022-2, Ltd.
Subordinated Note (effective yield 12.89%, maturity 10/20/2035)(11)	6/13/2024	17,854,900	10,534,659	6,659,736
Rockford Tower CLO 2023-1, Ltd.
Subordinated Note (effective yield 13.82%, maturity 1/20/2036)(11)	6/13/2024	8,806,875	7,612,353	4,792,892
Rockford Tower CLO 2024-1, Ltd.
Subordinated Note (effective yield 7.80%, maturity 4/20/2037)(11)	6/13/2024	10,475,837	7,233,993	5,386,879
Rockford Tower CLO 2025-1, Ltd.
Subordinated Note (effective yield 9.01%, maturity 3/31/2038)(11)	2/3/2025	13,064,058	9,704,619	6,403,218
RRAM 2021-6A, Ltd.
Subordinated Note (effective yield 6.99%, maturity 1/15/2037)	6/13/2024	24,243,000	12,979,487	9,941,569
RRAM 2024-28, Ltd.
Subordinated Note (effective yield 0.91%, maturity 4/15/2037)	6/13/2024	5,400,503	5,653,069	3,178,628
Silver Point CLO 11, Ltd.
Subordinated Note (effective yield 10.75%, maturity 7/15/2038)	6/30/2025	2,000,000	1,592,431	1,022,100
Sixth Street CLO XXIII, Ltd.
Subordinated Note (effective yield 16.75%, maturity 10/17/2125)	5/14/2026	720,000	452,496	442,483

Sound Point Meridian Capital, Inc.	Schedule of Investments
June 30, 2026 (Unaudited)

Issuer(1)(2)(3)(4)(5)	ACQUISITION DATE(6)	PRINCIPAL AMOUNT/ SHARES	Cost	Fair Value(7)
Collateralized Loan Obligations - Equity(9)(10)(Continued)
Structured Finance - Equity (Continued)
TCW CLO 2021-1, Ltd.
Subordinated Note (effective yield 14.42%, maturity 3/18/2034)	6/13/2024	$778,400	$367,578	$247,095
Warwick Capital CLO 6, Ltd.
Subordinated Note (effective yield 12.93%, maturity 7/20/2038)(11)	5/22/2025	2,603,600	2,314,324	1,649,992
Total Collateralized Loan Obligations - Equity - (173.90%)			521,472,876	361,951,633

Total Investments - 174.52%			$522,919,984	$363,244,751

Liabilities in Excess of Other Assets - (74.52%)				(155,111,139)
Net Assets - 100.00%				$208,133,612

Sound Point Meridian Capital, Inc.	Schedule of Investments
June 30, 2026 (Unaudited)

(1)	The Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if it owned 25% or more of its voting securities and would be an “affiliate” of the portfolio company if the Company owned 5% or more of its voting securities.
(2)	All or a portion of the securities are pledged as collateral for the Revolving Credit Facility as of June 30, 2026.
(3)	All securities exempt from registration under the Securities Act of 1933, as amended, and are deemed to be “restricted securities”.
(4)	Level 3 securities fair valued under procedures established by the Board of Directors, represent 174.52% of Net Assets. The total value of these securities is $363,244,751.
(5)	All securities have exposure to the United States, which represents the principal country of risk.
(6)	Acquisition date represents the initial purchase date of investment and/or the contribution date of the initial seed portfolio on June 13, 2024.
(7)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(8)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(9)	The fair value of CLO equity and CLO Debt investments are classified as Level 3 investments. See Note 3 “Investments” for further discussion.
(10)	Weighted average effective yield on cost was 9.8%. Effective yields for CLO equity investments are as of June 30, 2026 and are forward looking.
(11)	Fair Value includes the Company’s interest in fee rebates on CLO Subordinated notes.
(12)	Holding represents over 5% of net assets.

Unfunded Commitments

The Company may make commitments to financial instruments with off-balance sheet risk in the normal course of our business. These instruments may include commitments to purchase securities in CLOs which have priced but not yet closed. As of June 30, 2026, there were no unfunded commitments.

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

1. ORGANIZATION

Sound Point Meridian Capital, Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company that is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).We intend to qualify annually as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We were organized as Sound Point Meridian Capital, LLC, a Delaware limited liability company, on May 13, 2022. Effective March 13, 2024, we converted from a Delaware limited liability company to a Delaware corporation under the name Sound Point Meridian Capital, Inc. Sound Point Meridian Management Company, LLC (the “Adviser”), is our investment adviser and manages our investments subject to the supervision of our board of directors. Sound Point Administration LLC (the “Administrator”) serves as our administrator. For further details, please refer to “Note 5. Related Party Transactions.”

On June 13, 2024 (commencement of operations), the Company priced its initial public offering (the “IPO”) and on June 14, 2024, the Company’s shares began trading on the New York Stock Exchange (the “NYSE”) under the symbol “SPMC”.

Our primary investment objective is to generate high current income, with a secondary objective of generating capital appreciation. We seek to achieve our investment objectives by investing primarily in third-party CLO equity and mezzanine tranches of predominantly U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value. Our focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. We will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when we identify attractive investment opportunities. The Adviser aims to identify top-tier CLO managers with proven track records of outperformance by increasing the value of the loans held by the CLO, generating high equity distributions and active portfolio management. Additionally, the strategy is focused on CLOs with attractive structures which include flexibility for the CLO manager, strong cushions on covenants and cash flow ratios, terms that are favorable to the holders of CLO equity securities and reinvestment periods that are consistent with the Adviser’s current market views.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches. Fair value is measured using a hierarchy of inputs that maximizes the use of observable inputs and minimizes the use of unobservable inputs. Under this hierarchy, the most observable inputs available are used. Observable inputs are inputs that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability based on the best information available under the circumstances.

Pursuant to Rule 2a-5 under the 1940 Act adopted by the United States Securities and Exchange Commission (“SEC”) in December 2020 (“Rule 2a-5”), the Board of Directors (“Board”) has designated the Adviser as the “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment to be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company can access.

●	Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

●	Level 3 – Valuations based on unobservable inputs that are significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. These estimated values do not necessarily represent the amounts that may ultimately be realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, these estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed.

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments, which could cause an investment to be reclassified to a lower level within the fair value hierarchy.

Fair Value Investments – Valuation Techniques and Inputs

Fair Value - Valuation Processes

The Adviser establishes valuation processes and procedures to ensure the valuation techniques for investments are fair, consistent and verifiable by designating an internal Valuation Committee (the “Committee”) to oversee the entire valuation process of the Company’s investments. The Committee is responsible for developing the Company’s written valuation processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of those valuation policies.

The Committee meets monthly to determine the valuations of the Company’s investments. Valuations determined by the Committee are required to be supported by market data, third-party pricing sources, industry-accepted pricing models, broker quotes, and other methods the Committee deems to be appropriate, including the use of internal proprietary pricing models.

Collateralized Loan Obligations

Fair value of collateralized loan obligations is determined by recently executed transactions or market price quotations (where observable) using the mean between bid and ask prices. In instances where significant inputs are unobservable or when multiple quotations are unavailable, the investments may be fair valued based on criteria such as the transaction price on entry, prices of comparable securities or a discounted cash flow model to reflect expected exit values in the investment’s principal market under current market conditions. These investments will be categorized in Level 3 of the fair value hierarchy.

Loan Accumulation Facilities

The Adviser determines the fair value of loan accumulation facilities based on the expected interest to be received upon transfer of the underlying loans to the contemplated CLO transaction. These facilities are generally short- to medium-term in nature and are established to acquire loans on an interim basis that are expected to be contributed to a specific CLO transaction.

Under the governing documents of the loan accumulation facilities, loans acquired by the facilities are generally transferred to the contemplated CLO transaction at original cost plus accrued interest, less any interest earned by the Company for facilitating the investment. Because the loan accumulation facilities are expected to receive an amount equal to their cost basis in the underlying loan assets together with the related accrued interest upon consummation of the CLO transaction, the Adviser determines the fair value of the loan accumulation facilities to be the sum of (A) the cost of the Company’s investment, representing the principal amount invested, and (B) accrued interest related to the accumulation vehicle fundings.

The Adviser categorizes loan accumulation facilities as Level 3 investments. There is no active market and prices are unobservable.

Investment Income

CLO Equity

ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from equity tranche investments in collateralized loan obligations “CLO Equity” to be recognized under the effective yield method, with any difference between cash distributed and the amount calculated pursuant to the effective yield method being recorded as an adjustment to the amortized cost basis of the investment. The interest income is calculated using the effective yield method, based on the estimated cash flow expected to be collected over the life of the investment. It is the Company’s policy to update the effective yield for CLO equity investments at least quarterly.

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

CLO Debt

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of market discounts and/or original issue discount (“OID”) and amortization of market premiums. Discounts from and premiums to par value on securities purchased are accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, if the Company does not expect the borrower to be able to service its debt and other obligations, the Company will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. As of June 30, 2026, the Company did not have any investments in its portfolio on non-accrual status.

Loan Accumulation Facilities

Loan accumulation facilities recognize interest income in accordance with ASC Topic 325-40-35-1, which requires the holder of a beneficial interest in securitized financial assets to determine interest income over the life of the beneficial interest using the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in loan accumulation facilities) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value.

During the period ended June 30, 2026, the Company did not record any interest income from loan accumulation facilities. Such amounts, if earned, are included in other income on the Statement of Operations. At the time the loan accumulation facility terminates, and the securitization period begins, no realized gain or loss is recognized. There are no loan accumulation facilities held by the Company as of June 30, 2026.

Other Income

Other income includes distributions from fee letters associated with portfolio investments. Distributions from fee letters represent an enhancement to the return on CLO equity investments and are recorded as other income when received. The Company may also earn success fees associated with its investments in loan accumulation facilities, which are contingent upon the closing of a CLO and issuance of its securities; such fees are earned and recognized when the repayment is completed. The Company also earns income on its cash balance, which is swept into an overnight sweep account at the close of business each day and then returned as cash the following business day.

Investment Transactions

Securities Transactions

Securities transactions are recorded on trade date. Realized gains and losses on sold investments are determined using the specific identification method. CLOs include an optional redemption feature that, following a specified non-call period, permits a majority of the CLO equity holders to direct the issuer to redeem its secured notes. The redemption may be funded through either a liquidation of the CLO’s assets or a refinancing with new debt and is treated as a voluntary prepayment of the secured debt before its stated maturity. For CLO equity investments subject to an exercised optional redemption, distributions received are applied first to reduce the remaining cost basis to zero; any excess distributions are then recognized as realized gains.

Reverse Repurchase Agreements

The Company may enter into reverse repurchase transactions for short-term cash borrowing. On June 25, 2024, Sound Point Meridian Capital, Inc. entered into a Master Repurchase Agreement (“MRA”) with Canadian Imperial Bank of Commerce (“CIBC”). Under the MRA, the Company sells securities to CIBC with an agreement to repurchase them later for a specified price. Reverse repurchase agreements are accounted for as secured borrowings and the cash received in exchange for securities delivered to CIBC is reflected as a liability on the Statement of Assets and Liabilities since the arrangement is short term in nature. Interest payments made on reverse repurchase agreements are reported as a component of interest expense on the Statements of Operations. The reverse repurchase agreements generally mature on the earlier of the related CLO closing date or three months after funding by CIBC to the Company.

For the period ended June 30, 2026, there were no average monthly balance and average interest rate in effect for reverse repurchase agreements. There were no reverse repurchase agreements entered by the Company as of June 30, 2026.

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

Deferred Issuance Cost

Deferred issuance costs consist of fees and expenses incurred in connection with the Preferred Shares (refer to Note 6 “Mandatory Redeemable Preferred Shares”). Amortization of deferred issuance costs is recorded under interest expense on the Statement of Operations on a straight-line basis.

Preferred Shares

The Company carries its mandatorily redeemable preferred shares at carrying value on the Statement of Assets and Liabilities, and not at fair value. Refer to “Note 6” Mandatorily Redeemable Preferred Shares” for further details.

3. INVESTMENTS

Fair value measurements

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Company’s significant accounting policies in Note 2. The following table presents information about the Company’s assets measured at fair value as of June 30, 2026:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations - Debt	$–	$–	$1,293,118	$1,293,118
Collateralized Loan Obligations - Equity	$–	$–	361,951,633	361,951,633
Total	$–	$–	$363,244,751	$363,244,751

Financial instruments disclosed, but not carried, at fair value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried at fair value as of June 30, 2026, and the level of each financial liability within the fair value hierarchy:

Financial Instruments	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Series A 2024 8%	$56,110,054	$57,431,000	$–	$57,431,000	$–
Series B 2025 7.875%	55,618,973	57,730,000	–	57,730,000	–
Revolving Credit Facility	60,000,000	60,000,000	–	–	60,000,000
Total	$171,729,027	$175,161,000	$–	$115,161,000	$60,000,000

The Transfers into and out of Level 3 generally relate to whether significant unobservable inputs are used for the fair value measurements. See Note 2 for additional information related to the fair value hierarchy and valuation techniques and inputs. There were no transfers into or out of Level 3 investments during the period ended June 30, 2026.

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level 3 of the fair value hierarchy as of June 30, 2026:

Asset	Fair Value as of June 30, 2026	Valuation Methodology	Unobservable Inputs	Range	Weighted Average*
CLO Equity	$358,042,525	Market quotes(1)	NBIM(2)	0.4% - 83.4%	42.13%
CLO Fee Notes	3,909,108	Discounted Cash Flow(3)	Discount Rate	15.00%	15.00%
CLO Debt	1,293,118	Market quotes(1)	NBIM(2)	88.9% - 100.0%	89.30%
Total	$363,244,751

*	Weighted average calculations are based on fair value of investments.

(1)	The Company relies on non-binding mid prices, sourced from independent pricing services such as Markit or brokers/dealers, as a key input for determining the fair value of CLO debt and equity investments as of the valuation date. These prices may be adjusted to reflect any pending equity distributions and/or general market performance. The prices are evaluated by the Valuation Committee alongside additional input from the investment team and reports provided by the independent trustees of each CLO. The Company conducts market appropriate evaluations on each position provided by these sources, with scenario analysis and assumptions that are recalibrated by market information and trading levels.
(2)	Market Quotes received are Non-Binding Indicative Mid Prices (“NBIM”), which are not directly observable, as they are provided by third parties with independent rationale as to selection of market-based inputs used to derive the prices, as well as expert judgment relating to the calibration and/or weighting of those inputs.
(3)	The Company values fee rebate side letters based on the negotiated rebates and fee holidays.

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 “Summary of Significant Accounting Policies” for further discussion. The above table is not intended to be all-inclusive but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements as of June 30, 2026. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

The following table shows the aggregate changes in fair value of the Company’s Level 3 investments during the period ended June 30, 2026:

	Asset Type
	Collateralized Loan Obligations - Debt	Collateralized Loan Obligations - Equity	Loan Accumulation Facilities	Total
Balance as of March 31, 2026	$1,280,807	$366,871,133	$–	$368,151,940
Net (increase)/decrease in CLO costs	–	(12,950,563)	–	(12,950,563)
Realized Gain/(Loss)	–	(12,777,902)	–	(12,777,902)
Change in Unrealized Appreciation/Depreciation	12,311	25,172,652	–	25,184,963
Purchases	–	18,943,265	–	18,943,265
Sales Proceeds	–	(23,306,952)	–	(23,306,952)
Transfer into Level 3	–	–	–	–
Transfer Out of Level 3	–	–	–	–
Balance as of June 30, 2026	$1,293,118	$361,951,633	$–	$363,244,751
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held on June 30, 2026	$12,311	$25,172,652	$–	$25,184,963

Purchase and Sales of Investment Securities

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended June 30, 2026, were as follows:

Company	Purchases of Securities	Proceeds From Sales of Securities
Sound Point Meridian Capital Inc.	$18,943,265	$23,306,952

4. RISK AND UNCERTAINTIES

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect our business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of senior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceeds its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager is unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the repaid investment, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company can sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least monthly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result, under certain circumstances, in increased price volatility or decreased liquidity with respect to certain positions.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

Loan Accumulation Facility Investment Risk

The Company may invest in loan accumulation facilities, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction, and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs. Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on Secured Overnight Financing Rate (“SOFR”) or may convert to a fixed rate of interest.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

5. COMMON STOCK

As of June 30, 2026, there were 450,000,000 shares of common stock authorized, of which 21,058,827 shares were issued and outstanding.

On June 13, 2024, (commencement of operations), the Company issued 16,020,000 shares of common stock in exchange for $320,400,000 of Private Fund net assets at a value of $20.00 per share.

Pursuant to the final prospectus filed on the IPO closing date on June 17, 2024, the Company issued 4,000,000 shares of common stock at an initial public offering price of $20.00 per share for net proceeds of $80,000,000.

On July 11, 2024, pursuant to the original IPO prospectus filed on the IPO closing date, the Company issued additional common stock via the overallotment of 175,000 shares at an initial public offering price of $20.00 per share for net proceeds of $3,500,000.

On March 14, 2025, the Company entered into a committed equity financing agreement (“Common Stock Purchase Agreement”) with B. Riley Principal Capital II, LLC (“BRPC II”). Under this agreement, the Company has the right, but not the obligation, to direct BRPC II to purchase up to the lesser of (i) $25,000,000 in aggregate gross purchase price of our common stock and (ii) 4,052,100 shares of common stock over a 36-month period. Since the inception of the agreement through June 30, 2026, BRPC II purchased 61,603 shares, resulting in $1,141,487 net proceeds to the Company.

On October 6, 2025, the Company entered into an equity distribution agreement (the “Equity Distribution Agreement”), by and among the Company, the Adviser, the Administrator and AG Asset Strategies LLC (the “Selling Stockholder”), and each of Oppenheimer & Co. Inc., Lucid Capital Markets, LLC, and B. Riley Securities, Inc. (collectively, the “Placement Agents”), as placement agents and/or principals thereunder. Under the Equity Distribution Agreement, the Company may, but has no obligation to, issue and sell, from time to time, up to $100,000,000 in aggregate offering price of shares (the “Company Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), through the Placement Agents. Under the Equity Distribution Agreement, the Selling Stockholder may, but has no obligation to, sell, from time to time, up to 5,297,083 shares of Common Stock (the “Selling Stockholder Shares” and, together with the Company Shares, the “Shares”) through the Placement Agents. Since the inception of the agreement through June 30, 2026, the Company has issued 361,639 new shares, resulting in $3,855,970 net proceeds to the Company.

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

6. MANDATORY REDEEMABLE PREFERRED SHARES

The Company issued 4,600,000 shares of mandatorily redeemable preferred shares at a par value of $0.001 per share, of which 4,600,000 were outstanding as of June 30, 2026. As of June 30, 2026, the Company had two series outstanding: 8.00% Series A 2024 Preferred Shares and 7.875% Series B 2025 Preferred Shares (collectively, the “Preferred Shares”).

The Company must redeem all outstanding Preferred Shares on their respective redemption dates at $25 per share plus any accumulated but unpaid dividends to the redemption date. The redemption obligation cannot be amended, altered, or repealed without the unanimous consent of the holders of the Preferred Shares. On or after the optional redemption date, the Company may, at its sole discretion, redeem the Preferred Shares at $25 per share plus any accumulated but unpaid dividends. With Board authorization, the Company may also repurchase Preferred Shares in the open market and extinguish the obligation. As of June 30, 2026, accumulated but unpaid dividends on the Series A and Series B Preferred Shares totaled $0.

The Company’s Preferred Share balances as of June 30, 2026, were as follows:

	8.00% Series A 2024 Preferred Shares	7.875% Series B 2025 Preferred Shares
Shares outstanding at March 31, 2026	2,300,000	2,300,000
Shares issued	–	–
Shares redeemed	–	–
Shares outstanding at June 30, 2026	2,300,000	2,300,000

	8.00% Series A 2024 Preferred Shares	7.875% Series B 2025 Preferred Shares
Principal value	$57,500,000	$57,500,000
Deferred issuance cost	(1,389,946)	(1,881,027)
Carrying value	$56,110,054	$55,618,973
Fair value(1)	$57,431,000	$57,730,000
Fair value price per share(1)	$24.97	$25.10

(1)	Represents the June 30, 2026, closing market price per share of Series A and Series B Preferred shares on the NYSE

The terms of the Company’s Preferred Share offerings are as set forth in the table below:

	8.00% Series A 2024 Preferred Shares	7.875% Series B 2025 Preferred Shares
Offering price per share	$25.00	$25.00
Term redemption date	November 30, 2029	July 31, 2030
Term redemption price per share	$25.00	$25.00
Optional redemption date	November 30, 2026	July 31, 2027
Stated interest rate	8.00%	7.875%

The table below summarizes the components of interest expense, effective interest rates and cash paid on the Preferred Shares for the period ended June 30, 2026:

	8.00% Series A 2024 Preferred Shares	7.875% Series B 2025 Preferred Shares
Stated interest expense	$1,150,015	$1,132,031
Amortization of deferred issuance costs	$101,269	$114,728
Total interest expense	$1,251,284	$1,246,759
Weighted average effective interest rate	8.24%	8.11%

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

7. REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred shares and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation but also creates additional risks and expenses which will be borne entirely by common stockholders. The Company’s leverage strategy may not ultimately be successful.

On July 8, 2024, the Company entered into a $100,000,000 revolving credit facility with CIBC (the “Revolving Credit Facility”), including an option of the existing and/or new lenders to increase the commitment up to $125,000, subject to the satisfaction of certain conditions set forth in the governing documents. The Revolving Credit Facility is secured by a first-priority perfected security interest in substantially all of the Company’s assets, including, without limitation, all eligible portfolio investments of the Company, subject to certain exceptions. Borrowings under the Revolving Credit Facility bear interest at term SOFR for 1 month or 3 months plus a margin of 3.75% per annum.

On August 6, 2025, the Company amended its Revolving Credit Agreement with the CIBC. The amendment extends the $100,000,000 facility’s maturity to August 4, 2028, permitting one optional 364-day extension and an option to increase the commitment up to $150,000,000 subject to the satisfaction of certain conditions set forth in the governing documents.

Borrowings continue to bear interest of Term SOFR for 1 month or 3 months plus 3.75%. A 0.50% commitment fee applies to unused commitments when utilization falls below 70%. Prepayments are prohibited prior to August 6, 2026, without lender consent after which prepayment premiums decline from 1.00% to 0%. As of June 30, 2026, there were $8,611 of unused line fees and $0 of prepayment penalties paid.

The facility is secured by substantially all Company assets, with Bank of New York Mellon serving as custodian and collateral agent. The amendment maintains key covenants, including a maximum loan-to-value ratio of 50% and compliance with the 200% asset coverage requirement under the Investment Company Act of 1940.

As of June 30, 2026, the Company had outstanding borrowings of $60,000,000 at a blended current yield of 7.39%. The interest expense for the period ending June 30, 2026, on the Revolving Credit Facility was $1,162,806 and is recorded in interest expense on the Statement of Operations. As of June 30, 2026, the Company was in compliance with financial and collateral coverage covenants under the Revolving Credit Facility.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Revolving Credit Facility.

8. ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred shares, and borrowings from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Shares, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowing as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred shares and from declaring certain distributions to its stockholders. In addition, if applicable, financing documents may require the Company to cure coverage shortfalls within specified time frames.

Sound Point Meridian Capital, Inc.	Notes to Financial Statements
June 30, 2026 (Unaudited)

The following table summarizes the Company’s asset coverage with respect to its Preferred Shares and Revolving Credit Facility as of June 30, 2026:

As of June 30, 2026
Total Assets	$384,654,202
Less liabilities and debt not represented by senior securities	(1,520,590)
Net total assets and liabilities not represented by senior securities	$383,133,612
Revolving Credit Facility	$60,000,000
Preferred Shares	$115,000,000
Asset coverage for senior securities represented by debt (300%)(1)	639%
Asset coverage for senior securities including preferred securities (200%)(2)	219%

(1)	Asset coverage for senior securities represented by debt is calculated in accordance with Section 18(h) of the 1940 Act.
(2)	Asset coverage for senior securities, including preferred shares, is calculated in accordance with Section 18(h) of the 1940 Act.

9. COMMITMENTS AND CONTINGENCIES

As of June 30, 2026, the Company has no unfunded commitments.

The total commitment amount does not necessarily represent future cash requirements. The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.